UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 23, 2009
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 23, 2009, Lennar Corporation issued a press release announcing the sale of $400 million of Senior Notes due 2017. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference, and is being filed pursuant to Rule 135c under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibit is filed as part of this Current Report on Form 8-K.
Exhibit No.	Description of Document
99.1	Press Release dated April 23, 2009, announcing the sale of $400 million of Senior Notes due 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2009	Lennar Corporation
	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release dated April 23, 2009, announcing the sale of $400 million of Senior Notes due 2017.